SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): October 30, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Payable to Einstein Investments LLC

On October 30, 2017, Airborne Wireless Network, a Nevada corporation (the “Company”), issued and sold a Convertible Promissory Note (the “Einstein Note”) to Einstein Investments LLC (“Einstein”). The aggregate principal amount of the Einstein Note is $144,375, for which the Company received $125,000 net of an original issue discount and a deduction of $6,250 to reimburse Einstein for its legal expenses incurred in connection with the preparation and negotiation of the Einstein Note and related documents.

Pursuant to the terms of the Einstein Note, the Company issued 55,555 shares of its common stock as a commitment fee to Einstein in connection with the agreement of Einstein to purchase the Einstein Note. The Einstein Note has a maturity date of July 30, 2018 and bears interest at a rate of 8% per annum. The Einstein Note contains customary events of default and provides that the Company will be in default if a majority of the members of the board of directors of the Company as of the issue date of the Einstein Note cease serving as directors, the Company ceases to be current in its filings with the Securities and Exchange Commission or the Company’s stock fails to maintain certain trading price and volume requirements. Upon an event of default, in addition to customary remedies, the default interest rate will be 24% and upon a breach of the obligation to issue shares upon conversion of the Einstein Note, the Company shall be required to pay penalties in the amount of $250 per day, increasing to $500 per day after the 10th day if such conversion shares are not issued. Upon the occurrence of certain events of default, the principal balance of the Einstein Note will be increased by 20% or 50%.

The Company also granted registration rights to Einstein with respect to any shares issued upon conversion of Einstein Note and the shares issued to Einstein upon entry into the Einstein Note such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement filed by the Company on August 31, 2017), then Einstein’s shares must be included in the offering registered under that registration statement. The Einstein Note also provides that if at any time the Einstein Note is outstanding the Company issues any security with terms more favorable to the holders of such security than the terms of the Einstein Note are to the holder of the Einstein Note, then those more favorable terms will, at the option of the holder of the Einstein Note, become part of the Einstein Note.

Einstein also has the right at any time after the date that is six months after the issue date of the Einstein Note to convert all or any portion of the outstanding and unpaid principal amount under the Einstein Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is also subject to adjustment upon the occurrence of certain events.

The Company may prepay the Einstein Note during the first 180 days that the Einstein Note is outstanding, but only by: (i) paying 120% of the outstanding principal balance and accrued interest, if the Company exercises this right during the first 90 days that the Einstein Note is outstanding, or (ii) paying 130% of the outstanding principal balance and accrued interest, if the Company exercises this right during the period beginning on the 91st day following the issue date of the Einstein Note and ending on the date that is 180 days following the issue date of the Einstein Note. The Einstein Note cannot be prepaid once it has been outstanding for more than 180 days.

There is no material relationship between the Company or its affiliates and Einstein other than in respect of the Einstein Note. The Einstein Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Einstein also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Einstein Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Einstein Note, which is attached hereto as Exhibit 4.1 and is incorporated herein by this reference.

Agreements with Auctus Fund, LLC

Securities Purchase Agreement – Auctus Fund, LLC. On November 1, 2017, the Company entered into a Securities Purchase Agreement (the “Auctus SPA”) with Auctus Fund, LLC (“Auctus”) providing for the purchase of a Convertible Promissory Note in the aggregate principal amount of $277,500 (the “Auctus Note”), for which the Company received $249,750 net of an original issue discount. The Auctus SPA contains customary representations and warranties from each of Auctus, including representations related to Auctus’ status as an “accredited investor” and its investment purpose, and the Company, including representations related to the Company’s business, capital structure and compliance with law. The Auctus SPA provides that the Company shall pay Auctus $12,750 for its transaction expenses in connection with its entry into the Auctus SPA and related documents, which amount was also offset against the proceeds of the Auctus Note paid to the Company.

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Pursuant to the terms of the SPA, the Company issued 82,500 shares of its common stock as additional consideration to Auctus in connection with the agreement of Auctus to purchase the Auctus Note. The Auctus SPA also imposes a number of covenants on the Company while the Auctus Note is outstanding, including that it maintain its corporate existence, maintain compliance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and refrain from (i) changing the nature of its business, (ii) selling or acquiring any material assets outside the ordinary course of business and (iii) soliciting or responding to offers for, or conducting negotiations with respect to, any variable rate debt transactions.

There is no material relationship between the Company or its affiliates and Auctus other than in respect of the Auctus SPA and the Auctus Note. This description of the Auctus SPA does not purport to be complete and is qualified in its entirety by reference to the terms of the Auctus SPA, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Promissory Note – Auctus Fund, LLC. The Auctus Note has a maturity date of August 1, 2018 and bears interest at a rate of 8% per annum. The Auctus Note contains customary events of default and upon an event of default, in addition to customary remedies, the default interest rate will be 24% and the Company will be required to pay an amount equal to 150% of the unpaid balance, except that upon a breach of the obligation to issue shares upon conversion of the Auctus Note, the Company shall be required to pay an amount equal to 200% of the unpaid balance. Certain other breaches result in the Company incurring an additional $15,000 penalty and the lowering of the conversion price. The Company also granted registration rights to Auctus with respect to any shares issued upon conversion of Auctus Note such that if the Company files a registration statement for the issuance and sale of any of its securities (other than an amendment to the registration statement filed by the Company on August 31, 2017), then Auctus’ shares must be included in the offering registered under that registration statement.

Auctus also has the right at any time after the issue date of the Auctus Note to convert all or any portion of the outstanding and unpaid principal amount under the Auctus Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 70% of the lowest price at which the Company’s common stock traded during the 25 days prior to the conversion date. If the Company ceases to be a reporting company under the Exchange Act or the Company cannot otherwise issue freely tradeable shares after 181 days have passed from the issue date, an additional 30% discount to the conversion price will apply. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is also subject to adjustment upon the occurrence of certain events.

The Company may prepay the Auctus Note during the first 180 days that the Auctus Note is outstanding, but only by: (i) paying 115% of the outstanding principal balance and accrued interest, if the Company exercises this right during the first 90 days the Auctus Note is outstanding, (ii) paying 120% of the outstanding principal balance and accrued interest, if the Company exercises this right during the period beginning on the 91st day following the issue date of the Auctus Note and ending on the date that is 120 days following the issue date of the Auctus Note, (iii) paying 125% of the outstanding principal balance and accrued interest, if the Company exercises this right during the period beginning on the 121st day following the issue date of the Auctus Note and ending on the date that is 150 days following the issue date of the Auctus Note, and (iv) paying 130% of the outstanding principal balance and accrued interest, if the Company exercises this right during the period beginning on the 151st day following the issue date of the Auctus Note and ending on the date that is 180 days following the issue date of the Auctus Note. The Auctus Note cannot be prepaid once it has been outstanding for more than 180 days.

The Auctus Note was offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Auctus also represented that it qualified as an “accredited investor” within the meaning of Rule 501 of Regulation D. This description of the Auctus Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Auctus Note, which is attached hereto as Exhibit 4.2 and is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	Convertible Promissory Note due July 27, 2018, issued by Airborne Wireless Network to Einstein Investments LLC
4.2	Convertible Promissory Note due August 1, 2018, issued by Airborne Wireless Network to Auctus Fund, LLC
10.1	Securities Purchase Agreement, dated November 1, 2017, between Airborne Wireless Network and Auctus Fund, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: November 3, 2017	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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